EXHIBIT 99.1
GREENHUNTER ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
     The following unaudited pro forma consolidated financial data gives effect to GreenHunter Energy, Inc. (the “Company”) transferring all of its ownership in GreenHunter BioFuels, Inc. (“BioFuels”) to a Trustee in an irrevocable trust for the benefit of the holders of the Company’s nonrecourse 10% Series A Secured Redeemable Debentures (the “Series A Debentures”) as full and final satisfaction of any obligation under the Series A Debentures, based on the terms of the debenture agreements.
     The unaudited pro forma consolidated balance sheet as of September 30, 2010 is derived from the Company’s unaudited consolidated balance sheet as of September 30, 2010, and gives effect to the transaction discussed above as if it had occurred on September 30, 2010.
     The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010 is derived from the Company’s unaudited consolidated statement of operations for the nine months ended September 30, 2010, and gives effect to the transaction discussed above as if it occurred on January 1, 2009.
     The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 is derived from the Company’s audited consolidated statement of operations for the year ended December 31, 2009, after giving effect to the reclassification of the operating results of BioFuels to discontinued operations, and gives effect to the transaction discussed above as if it occurred on January 1, 2009.
     The unaudited pro forma consolidated financial data presented herein are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated financial data, and the actual recording of the results of the transaction discussed above could differ. The unaudited pro forma consolidated financial statements presented herein are not necessarily indicative of the financial position or results of operations of the Company which would actually have occurred if the transactions described above had occurred at the dates presented or which may be realized in the future. You should read the Company’s audited consolidated financial statements as of and for the year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K, and the Company’s unaudited consolidated financial statements as of September 30, 2010 and for the three and nine month periods then ended included in the Company’s Quarterly Report on 10-Q in conjunction with the unaudited pro forma consolidated financial data.

GREENHUNTER ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010

				Pro Forma
	Historical			Adjustments	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$360,132			$—	$360,132
Accounts receivable from related party	339,433			—	339,433
Deposits and other current assets	47,305			—	47,305
Prepaid expenses and other current assets	111,041			—	111,041

Total current assets	857,911			—	857,911

FIXED ASSETS:
Land and improvements	3,243,687			—	3,243,687
Buildings	3,100,621			—	3,100,621
Plant and other equipment	2,626,009			—	2,626,009
Accumulated depreciation	(518,570)			—	(518,570)
Construction in progress	12,029,298			—	12,029,298

Net fixed assets	20,481,045			—	20,481,045

OTHER ASSETS:
Assets held in receivership	34,872,324	(A	)	(34,872,324)	—
Power purchase agreement	1,396,136			—	1,396,136
Deferred financing costs	1,403,067	(B	)	(934,508)	468,559
Other noncurrent assets	150,000			—	150,000

Total assets	$59,160,483			$(35,806,832)	$23,353,651

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$734,288			$—	$734,288
Accounts payable	767,641			—	767,641
Accrued liabilities	4,546,490	(A	)	(381,775)	4,164,715
Accrued interest on Series A Debentures	3,155,124	(B	)	(3,155,124)	—
Liabilities associated with assets held in receivership — current	44,086,607	(A	)	(44,086,607)	—

Total current liabilities	53,290,150			(47,623,506)	5,666,644

NON-CURRENT LIABILITIES:
Notes payable	2,911,340			—	2,911,340
Nonrecourse redeemable series A debentures, net of discount of $714,673	20,319,475	(B	)	(20,319,475)	—
Nonrecourse redeemable series B debentures, net of discount of $32,186	5,269,622			—	5,269,622

Total liabilities	81,790,587			(67,942,981)	13,847,606

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY (DEFICIT):
Series A 8% convertible preferred stock, $.001 par value, $1,220 stated value, 6,750 issued and outstanding, liquidation preference of $8,232,234	8,232,234			—	8,232,234
Series B convertible preferred stock, $.001 par value, $1,000 stated value, 10,575 issued and outstanding, liquidation preference of $10,575,000	10,575,000			—	10,575,000
Common stock, $.001par value, 90,000,000 authorized shares, 22,138,876 issued and 22,116,464 outstanding	22,139			—	22,139
Additional paid-in capital	88,522,743			—	88,522,743
Accumulated deficit prior to re-entering development stage	(126,670,716)			—	(126,670,716)
Retained earnings (accumulated deficit) during development stage	(2,749,306)	(A	)	9,596,058
		(B	)	22,540,091	29,386,843
Treasury stock, at cost, 22,412 shares	(336,285)			—	(336,285)
Unearned common stock in KSOP, at cost, 15,200 shares	(225,913)			—	(225,913)

Total stockholders’ equity (deficit)	(22,630,104)			32,136,149	9,506,045

Total liabilities and stockholders’ equity (deficit)	$59,160,483			$(35,806,832)	$23,353,651

See accompanying notes to Unaudited Pro Forma consolidated Financial Data

GREENHUNTER ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

				Pro Forma
	Historical			Adjustments	Pro Forma
COSTS AND EXPENSES:
Project costs	$4,065			$—	$4,065
Depreciation expense	141,803			—	141,803
Selling, general and administrative	3,756,622	(C	)	(380,081)	3,376,541
Loss on asset impairments	160,824			—	160,824

Total costs and expenses	4,063,314			(380,081)	3,683,233

OPERATING LOSS	(4,063,314)			380,081	(3,683,233)

OTHER INCOME (EXPENSE):
Interest and other income	2,865,688			—	2,865,688
Interest, accretion and other expense	(2,369,630)	(D	)	1,869,928	(499,702)

Total other income (expense)	496,058			1,869,928	2,365,986

Loss from continuing operations	(3,567,256)			2,250,009	(1,317,247)

Income (loss) from discontinued operations, net of taxes	(5,696,205)	(E	)	5,696,205	—

Net Loss	(9,263,461)			7,946,214	(1,317,247)
Preferred stock dividends	(483,785)			—	(483,785)

Net loss to common stockholders	$(9,747,246)			$7,946,214	$(1,801,032)

Weighted average shares outstanding, basic and diluted	22,393,763				22,393,763

Basic earnings (loss) per share:
Continuing operations	$(0.18)				$(0.08)
Discontinued operations	$(0.25)				$—

Net loss per share	$(0.44)				$(0.08)

See accompanying notes to Unaudited Pro Forma Consolidated Financial Data

GREENHUNTER ENERGY, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

				Pro Forma
	Historical			Adjustments	Pro Forma
COSTS AND EXPENSES:
Hurricane repairs and losses (insurance proceeds)	$(449,941)			$—	$(449,941)
Project costs	105,445			—	105,445
Depreciation expense	228,696			—	228,696
Selling, general and administrative	7,163,807	(C	)	(549,652)	6,614,155
Loss on asset impairments	1,868,911			—	1,868,911

Total costs and expenses	8,916,918			(549,652)	8,367,266

OPERATING LOSS	(8,916,918)			549,652	(8,367,266)

OTHER INCOME (EXPENSE):
Interest and other income	2,083,911			—	2,083,911
Interest, accretion and other expense	(3,657,486)	(D	)	2,506,755	(1,150,731)

Total other income (expense)	(1,573,575)			2,506,755	933,180

Loss from continuing operations	(10,490,493)			3,056,407	(7,434,086)

Gain (loss) on sale of discontinued operations	(563,388)			—	(563,388)
Income (loss) from discontinued operations, net of taxes	(4,364,549)	(E	)	4,799,295	434,746

Net Loss	(15,418,430)			7,855,702	(7,562,728)
Preferred stock dividends	(775,782)			—	(775,782)

Net loss to common stockholders	$(16,194,212)			$7,855,702	$(8,338,510)

Weighted average shares outstanding, basic and diluted	21,612,172				21,612,172

Basic earnings (loss) per share:
Continuing operations	$(0.52)				$(0.38)
Discontinued operations	$(0.23)				$(0.01)

Net loss per share	$(0.75)				$(0.39)

See accompanying notes to Unaudited Pro Forma Consolidated Financial Data

GREENHUNTER ENERGY, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
(A)	To record the Company’s divestiture of BioFuels through the distribution of all of the Company’s ownership in BioFuels to a Trustee in an irrevocable trust for the benefit of the holders of the Company’s Series A Debentures. The adjustment removes all assets and liabilities related to BioFuels and records an increase to equity resulting from the removal of the net deficit attributable to BioFuels as if the distribution occurred on September 30, 2010.
(B)	To record the effect of the distribution of the BioFuels common stock to a Trustee on the Series A Debentures. The distribution of the common stock serves as full and final satisfaction of any obligation the Company has to the holders of the Series A Debentures, based on the terms of the debenture agreements. Therefore, this adjustment removes unamortized deferred financing costs, accrued interest on the debentures, and the debenture obligation, net of related discount.
(C)	To remove amortization of deferred financing costs associated with the Series A Debentures, as if the distribution of the Company’s ownership in BioFuels in full satisfaction of obligations under the Series A Debentures occurred on January 1, 2009.
(D)	To remove amortization of the discount and interest expense incurred related to the Series A Debentures, as if the distribution of the Company’s ownership in BioFuels in full satisfaction of obligations under the Series A Debentures occurred on January 1, 2009.
(E)	To remove the results of operations of BioFuels included in discontinued operations for the periods presented as if the distribution of the Company’s ownership in BioFuels occurred on January 1, 2009.